Supplement to the

Fidelity® Canada Fund (FICDX), Fidelity China Region Fund (FHKCX),
Fidelity Europe Capital Appreciation Fund (FECAX), Fidelity Europe Fund (FIEUX),
Fidelity Japan Fund (FJPNX), Fidelity Japan Smaller Companies Fund (FJSCX),
Fidelity Nordic Fund (FNORX), and Fidelity Pacific Basin Fund (FPBFX)

Fidelity Canada Fund is a Class of shares of Fidelity Canada Fund; Fidelity China Region Fund is a Class of shares of Fidelity China Region Fund; and Fidelity Japan Fund is a Class of shares of Fidelity Japan Fund

Funds of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2010

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the funds.

The following information replaces similar information found in the "Management Contracts" section beginning on page 47.

Per Johansson is the portfolio manager of Fidelity Nordic Fund and receives compensation for his services. As of April 30, 2011, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other FMR emerging market funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Nordic Fund is based on the fund's pre-tax investment performance measured against the FTSE Capped Nordic Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

TIFB-11-03 June 6, 2011
1.467593.143

The following table provides information relating to other accounts managed by Mr. Johansson as of April 30, 2011:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 1,507	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Nordic Fund ($538 (in millions) assets managed).

As of April 30, 2011, the dollar range of shares of Fidelity Nordic Fund beneficially owned by Mr. Johansson was none.

The following information replaces the similar information for Fidelity Canada Fund and Fidelity Europe Fund found in the "Description of the Trust" section beginning on page 58.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Fidelity China Region Fund and Fidelity Nordic Fund. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Fidelity Japan Fund and Fidelity Pacific Basin Fund. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of Fidelity Canada Fund and Fidelity Europe Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of Fidelity Europe Capital Appreciation Fund and Fidelity Japan Smaller Companies Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Nordic Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.